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                                  EXHIBIT 10(c)

                                    OPEN-END
                                    MORTGAGE

                      THIS MORTGAGE SECURES FUTURE ADVANCES


           THIS MORTGAGE is made on January 14, 1997 by NUCLEAR RESEARCH CORPORATION, a Pennsylvania corporation, 125 Titus Avenue, Warrington, Pennsylvania, 18976 ("Borrower") in favor of CORESTATES BANK, N.A., a national banking association, 4259 West Swamp Road, Doylestown, Pennsylvania, 18901 ("Lender"). INTENDING TO BE LEGALLY BOUND, Borrower agrees as follows:


          1.           LOAN TERMS -

                        (a) This is an open-end Mortgage that secures future advances under a term loan from Lender to Borrower. The maximum amount of the loan secured by this Mortgage is ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000.00) (the "Principal Sum"). This Mortgage shall have the full force, effect and benefit of a Mortgage to secure advances of money, the lien for which shall relate back to the date of the Mortgage.

                        (b) Borrower has executed and delivered to Lender this Mortgage and a Promissory Note ("Note") of even date herewith, which is hereby incorporated herein by reference, to secure repayment of the Principal Sum, interest and all unpaid balances of advances made with respect to the Mortgaged Premises for the payment of taxes, assessments, maintenance charges, insurance premiums and costs incurred for the protection of the Mortgaged Premises, as defined herein, or the lien of the Mortgage, expenses incurred by the Lender by reason of default by the Borrower under the Mortgage and advances made under a construction loan to enable completion of the improvements for which the construction loan was originally made, if applicable, all of which are included in and called "Entire Indebtedness". This Mortgage secures the Note and any extension, modification or renewal thereof.


          2. LENDER'S INSPECTION - Any right or privilege given Lender to inspect the Mortgaged Premises, whether under this Mortgage, the Note, any construction loan agreement, mortgage application, or otherwise, and any actual inspection made by the Lender, its agents, servants, employees, appraisers, engineers, or architects, shall be deemed to be made for the sole and exclusive benefit of the Lender. The Borrower, the Borrower's heirs, successors and assigns, and the Borrower's tenants, agents, servants, employees, visitors and all other parties shall not be deemed to be beneficiaries for any purpose of any such inspection. Any approval of the Mortgaged Premises or of any construction of improvements thereon as the result of any such inspection by Lender or others acting on behalf of Lender shall not be deemed any kind of

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warranty of fitness for any purpose. Lender shall have no liability of any kind to any party as a result of any inspection or investigation of the Mortgaged Premises or otherwise.


          3. MORTGAGED PREMISES - To secure the payment of the Entire Indebtedness and in consideration of the loan from Lender to Borrower, Borrower does hereby grant and convey unto Lender the premises herein called "Mortgaged Premises", consisting of:

                       ALL THAT CERTAIN lot or Piece of ground,. with buildings and improvements now thereon erected, if any, and to be erected, situate and bounded and described as is more particularly set forth in the legal description attached hereto, made a part hereof, and marked Exhibit "A".

                       TOGETHER WITH:

                        (a) All the right, title and interest of Borrower in and to all the rights, covenants, privileges and appurtenances thereunto belonging or in any wise appertaining, and together with all buildings and improvements presently thereon and hereafter constructed thereon; and

                        (b) Borrower's fixtures, machinery, improvements, including but not limited to all furnaces, boilers, elevators, heaters, switchboards, electrical equipment1 heating, plumbing, refrigerating, ventilating, air-cooling and air-conditioning apparatus and systems, electrical and all other mechanical systems, gas and electrical fixtures, fittings, machinery, fire protection equipment, and all other building service equipment used in connection with the operation and maintenance of the buildings and improvements; and

                        (c) Any and all tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses and all easements and covenants now existing or hereafter created for the benefit of the Borrower or any subsequent owner or tenant of the Mortgaged Premises over ground adjoining the Mortgaged Premises and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of the Borrower in and to the Mortgaged Premises or any part thereof. (All of the above-mentioned Mortgaged Premises, buildings, improvements, fixtures, machinery, equipment, tenements, hereditaments and appurtenances, and other property interest are sometimes collectively referred to herein as the "Mortgaged Property".)

                        TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Lender, to its own use forever.

                        PROVIDED ALWAYS, and this instrument is upon the express condition that, if Borrower pays to Lender the Principal Sum mentioned in the Note, the interest thereon

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and all other sums payable by Borrower to Lender as are secured hereby, in accordance with the provisions of the Note and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Borrower performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in the Note, then this Mortgage, and the estate hereby granted shall cease and become void.


          4.           BORROWER WARRANTS. COVENANTS AND AGREES -
                       ---------------------------------------

                        (a) That Borrower has good and valid title to the Mortgaged Premises and that it has the right, full power and lawful authority to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, set over and confirm the same to the Lender in the manner and form herein accomplished. The Mortgaged Premises are free and clear of all encumbrances except as set forth herein and in the title search obtained by Lender in connection with this Mortgage. The Lender, its successors and assigns will quietly enjoy and possess the Mortgaged Premises to the extent provided in this Mortgage, and Borrower will warrant and defend the rights or title of the Lender to the Mortgaged Premises against all lawful claims not herein specifically excepted;

                        (b) That all financial statements presented to Lender are true and correct, and no adverse change in the financial circumstances of Borrower has occurred since the foregoing were presented to Lender. Borrower shall give written notice to Lender of any adverse change in the financial circumstances of Borrower;

                        (c) To pay all installments of interest and principal to Lender and the Entire Indebtedness as set forth herein;

                        (d) To pay when due and payable and before interest or penalties are due thereon all taxes, local, state and federal, water and sewer rents, assessments and all other charges or claims which may be assessed or levied or a lien on the Mortgaged Premises, and to produce to Lender at or before the last day upon which they may be paid without penalty or interest, receipts of the current year proving payment of all such taxes, water and sewer rents, assessments, charges and claims; provided that, if Borrower shall have deposited with Lender before the due date thereof sums sufficient to pay such taxes, water and sewer rents, assessments, charges or claims, the same shall be paid by Lender;

                        (e) To maintain insurance on the Mortgaged Premises of such kinds, in such amounts, and in such companies as are satisfactory to Lender, and if this insurance or any part thereof shall expire, or be withdrawn, or become void by breach of any condition thereof by Borrower, or become void or unsafe by reason of the failure, or impairment of the capital of any company in which said insurance may then be, or if for any other reason whatsoever this insurance shall become unsatisfactory to Lender, to effect new insurance on said Mortgaged Premises satisfactory to Lender; and to pay as they shall become due all premiums for such insurance; and to lodge with Lender, as further security for said indebtedness, all policies therefor, with loss payable clauses attached in favor of and acceptable to Lender. In the event of loss, Borrower will give immediate notice by mail to Lender, and Lender may make proof of loss

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if not made promptly by Borrower. Borrower hereby directs any insurance company concerned to pay directly to Lender any moneys not in excess of the unpaid balance of the Entire Indebtedness which may become payable under such insurance, including return of unearned premiums, such moneys, or any part thereof, to be applied at the option of Lender to said unpaid balance or to the repair of the property damaged; and Borrower appoints Lender as attorney-in-fact to endorse any draft therefor. In the event of foreclosure of the Mortgage or other transfer of title to the Mortgaged Premises, all right, title and interest of Borrower to any insurance policies then in force covering the Mortgaged Premises shall pass to the transferee of the Mortgaged Premises. All policies shall be maintained in full force and effect, shall be assigned and delivered to Lender with premiums prepaid as collateral security for the payment of the indebtedness secured hereby, shall be endorsed with a standard mortgagee and loss payee clause in favor of Lender, not subject to contribution, and shall provide for at least twenty (20) days notice of cancellation to Lender. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void by Borrower's breach of any condition thereof, or become void or unsafe by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatsoever the insurance shall be unsatisfactory to Lender, Borrower shall place new insurance on the Mortgaged Property, satisfactory to Lender. All renewal policies, with premiums paid, shall be delivered to Lender at least twenty (20) days before expiration of the old policies.

                        (f) To maintain the Mortgaged Premises in good repair, order and condition; not to remove, demolish or materially alter the Mortgaged Premises; not to remove from the Mortgaged Premises fixtures, appliances and equipment of any nature covered by the lien of the Mortgage without having obtained the prior written consent of Lender; and Borrower will not make, install, or permit to be made or installed, any alterations, additions, improvements, fixtures, appliances or equipment of any nature to or in the Mortgaged Premises without obtaining the prior written consent of Lender, which consent Lender hereby reserves the right to refuse to grant;

                        (g) To comply with all laws, ordinances, regulations and orders relating to the Mortgaged Premises by all federal, state, municipal and other authorities, including by way of example but not in limitation, zoning and subdivision ordinances, building codes and Board of Health regulations;

                        (h) To notify Lender promptly of commencement of any proceedings for condemnation of Mortgaged Premises and to permit Lender to participate in such proceedings and to receive the proceeds of the condemnation up to the amount of the Entire Indebtedness;

                        (i) If requested, to furnish Lender within one hundred twenty (120) days of the close of each fiscal year financial statements in form and detail satisfactory to Lender;

                        (j) To pay, when due and payable and before interest and penalties are due thereon, all taxes owing by Borrower to the United States of America, the Commonwealth of Pennsylvania, and any political or municipal subdivisions thereof, including income taxes, individual, partnership, corporation or other entity income or other taxes, estate, inheritance and

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real estate taxes and any other taxes, and to produce to Lender, on or before
September l of each year, copies of all tax returns filed and tax bills issued or received during she previous twelve (12) months and receipts evidencing the full payment of all amounts known to be due on such returns, and, within twenty
(20) days of receipts thereof, all settlements, notices of deficiency or overassessment and any other notices pertaining to Borrower's tax liability (except, in the event any tax is being disputed in good faith, payment need not be made until the contest is finally determined, provided there is deposited with Lender security if and as required by Lender to protect Lender against delay and nonpayment of the tax);

                        (k) To perform every obligation of the lessor and to enforce every obligation of the lessee in every lease that is assigned to Lender or any tenancy in which the rents are assigned to Lender, and not to modify, alter, waive or cancel any such lease or any part thereof, nor anticipate for more than one month any rents that may be collectible under such lease or that may have been assigned to Lender; nor assign any such lease or any such rents;

                        (l) If Lender shall become a party, by intervention or otherwise, to any action or proceeding, including insolvency or bankruptcy proceedings, affecting the Mortgaged Premises or the title thereto or Lender's interest under this Mortgage, or if Lender employs an attorney to collect any of the indebtedness or to enforce performance of the obligations, covenants and agreements secured hereby, Borrower shall reimburse Lender, forthwith upon written notice and without further demand, for all reasonable costs, charges and counsel fees incurred by Lender, in any such case, whether or not suit be commenced, and the same shall be secured hereby as a further charge and lien upon the Mortgaged Premises.

                        (m) In the event of default, to pay to Lender, on demand, all costs and expenses incurred by Lender in connection with the curing of any such default or the collection of sums secured hereby, including but not limited to cost of any title search and reasonable attorneys' fees;

                        (n) To permit Lender, or any persons authorized by Lender, to enter and inspect the Mortgaged Premises at all reasonable times, and, in the event of any default by Borrower under the terms of this Mortgage or accompanying Note, to employ for duration of default as managing agent of the Mortgaged Premises the person or persons designated by Lender;

                        (o) To restore, repair or rebuild promptly any part of Mortgaged Premises damaged by fire or any other casualty;

                        (p) Not to initiate, join in or consent to any change in any private restrictive covenant, easement, right of way, zoning ordinance, or other public or private restrictions relating to use of Mortgaged Premises or any part thereof;

                        (q) Not to permit any writ of any execution process to be levied against the Mortgaged Premises and not to permit any judicial sale thereof; not to make any assignment for the benefit of creditors;

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                        (r) Not to permit the appointment of a receiver,
liquidator or trustee of the Borrower or of any of the property of Borrower, insolvency of the Borrower or the adjudication of Borrower as a bankrupt, or the filing of any petition for the bankruptcy, reorganization or arrangement of Borrower pursuant to the Federal Bankruptcy Act or any similar statute, or the institution of any proceeding for the dissolution or liquidation of Borrower;

                        (s) That Borrower will warrant and defend the lien of this instrument to be at all times a fourth lien on the Mortgaged Premises, subject only to easements and agreements of record prior to the recording of this Mortgage and under and subject to the following existing mortgages in favor of Lender: (i) $1,160,000.00 dated May 21, 1993; (ii) $300,000.00 dated August
21, 1995 and (iii) $300,000.00 dated February 21, 1992.


          5.           HAZARDOUS SUBSTANCES; WASTES -

                        (a) To Borrower's knowledge, after due inquiry, no Hazardous Substances have been disposed of on or in the Mortgaged Premises through any means at any time prior to Borrower's ownership thereof and Borrower is aware of no condition on or affecting the Mortgaged Premises which constitutes or might constitute an environmental health hazard.

                        (b) "Hazardous Substances" shall mean hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in any law, guideline, regulation or ruling of any governmental body and petroleum products, including gasoline, diesel fuel, motor oil, waste or used oil and heating oil which are not permitted to be located on the premises by any requirement of any governmental body or in excess of that which is normally used in the operation of the Borrower's business.

                        (c) Borrower hereby represents and warrants that Borrower has substantially complied with, is currently in substantial compliance with, has not been charged with, has not received any notice of, and is not under investigation for the failure to substantially comply with any and all laws of any governmental body relating to environmental protection matters, and, specifically, those relating to Hazardous Substances.

                        (d) Borrower covenants to the Lender that Borrower shall use all reasonable efforts to prevent the deposit, storage, emission, discharge or release by Borrower of any Hazardous Substances on its properties unless such deposit, storage, emission, discharge or release is authorized by and in full compliance with a duly issued permit, license, authorization or other approval of a governmental body. Borrower shall notify Lender promptly of any significant or material environmental event, circumstance or condition relating to its properties. Borrower hereby indemnifies, defends and holds harmless Lender from and against any claim, demand, loss or liability, including, but not limited to, costs of remedial action, response costs, personal injury and property damage, directly or indirectly arising out of or attributable to the use1 generation, deposit, storage, release, threatened release, discharge, disposal, burial,

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dumping, spilling, leaking or other presence of Hazardous Substances on, under or about the Mortgaged Premises.

                        (e) If an event of default under this Mortgage shall occur, then Borrower shall, upon reasonable notice and at all reasonable times, permit such visitation of such persons as the Lender may select in connection with the Lender's consideration of enforcement or preservation of tights under this Mortgage, any Note or any related documents, to visit its properties and perform such reasonable environmental site investigations and assessments on its properties for the purposes of determining whether there exists on its properties any environmental condition which could result in any liability, cost or expense to the owner or occupier thereof relating to Hazardous Substances. Borrower will supply to the Lender's representatives such historical and operational information, including the results of all samples sent for analysis, correspondence with governmental bodies and previous environmental audits or environmental reviews regarding its properties as are within its possession, custody or control or which are reasonably available to it and which may be reasonably requested by the Lender to facilitate Lender's assessment of any environmental violations, on the properties of Borrower.

                        (f) Borrower shall defend, indemnify, and hold harmless Lender and its directors, officers, agents and employees, from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs, or expenses (including without limitation attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgment, and claims of any and every kind whatsoever which may now or in the future (whether before or after the satisfaction of this Mortgage) be paid, incurred, or suffered by or asserted against Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from the Premises of any Hazardous Substances or arise out of or result from the environmental condition of the Premises or the violation of any Environmental Laws regardless of whether or not caused by or within the control of Borrower or Lender except for acts or omissions of Bank, its employees or authorized agents. The representations, covenants, warranties, and indemnifications contained in this paragraph shall survive the satisfaction and payment in full of this Mortgage.


          6. EVENTS OF DEFAULT - Upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of Borrower to Lender, at the option of Lender, shall become immediately due and payable:

                        (a) Failure of Borrower to pay the principal or interest on the Note when due or on any renewal, extension or other modification of the Note or failure to pay when due any interest or installment on any other obligation of any nature whatsoever owing to Lender within fifteen (15) days after the same shall become due and owing;

                        (b) Failure of Borrower to perform any obligation owing to Lender under the Note, this Mortgage or any agreement with Lender not cured within thirty (30) days after notice thereof is given by Lender to Borrower or material breach of any representation, warranty,

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covenant or agreement herein contained or contained in the Note or in any other agreement now or hereafter entered into between Borrower and Lender;

                        (c) The filing of bankruptcy, receivership or insolvency proceedings of any kind by or against Borrower or the making by Borrower of an assignment for the benefit of creditors;

                        (d) Any execution shall have been levied against tie Mortgaged Premises or against any other property of the Borrower, on account of a judgment in excess of Twenty- Five Thousand Dollars ($25,000.00) and shall continue unstayed and in effect for a period of ten (10) days;

                        (e) The furnishing of materially false information heretofore or hereafter by Borrower to Lender or the refusal by Borrower to provide material information hereafter;

                        (f) Any change in the financial condition of Borrower which causes Lender in good faith to believe that performance of the obligations herein is impaired or doubtful;

                        (g) The occurrence of any event of default as defined in the Note or the Loan Agreement;

                        (h) The dissolution, merger, consolidation or reorganization of Borrower corporation;

                        (i) Any change occurs in the control of Borrower unless the new control person(s) are reasonably satisfactory to Lender.


          7. REMEDIES UPON DEFAULT - In the event of any default of Borrower or in the event of condemnation of all or part of the Mortgaged Premises, unless the Lender agrees otherwise, in addition to all other rights and remedies of the Lender given by the Note, Loan Agreement and by law, Lender shall have the following rights, privileges and remedies:

                        (a) The Entire Indebtedness shall, at the option of Lender and without notice or demand to Borrower, become due and payable immediately. Payment of the same may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies in this Mortgage or the Note, or both.

                        (b) Lender may recover as part of the Entire
Indebtedness all costs of suit, including the cost of title searches, attorneys' fees, appraisal fees, inspections and all "out-of-pocket" expenses, and, in addition thereto, reasonable attorneys' fees.

                        (c) Lender may institute an action of mortgage foreclosure, or take such other action, as the law may allow, at law or in equity, for the enforcement thereof and

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realization on the mortgage security or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the Entire Indebtedness, with interest at the rate stipulated in the Note to the date of default and thereafter at a rate not less than two percent (2%) per annum above the rate extant on the date of such default, together with all other sums secured by this Mortgage, all costs of suit, interest at not less than two percent (2%) per annum above the rate extant on the date of such default, on any judgment obtained by Lender from and after the date of any Sheriff's sale of the Mortgaged Premises until actual payment is made by the Sheriff of the full amount due Lender. Borrower hereby authorizes and empowers any attorney or attorneys or the Prothonotary or Clerk of any Court of the Commonwealth of Pennsylvania to appear for Borrower in any such Court in any appropriate action there or elsewhere brought at the suit of Lender with or without declaration filed, as of any term, and to confess or enter judgment, or both, against Borrower for the Entire Indebtedness due under this Mortgage and the Note, with the cost of suit, and for so doing this Mortgage or a copy hereof verified by affidavit shall be sufficient warrant. Any attorney authorized to act for Borrower to confess judgment against Borrower may also act for and on behalf of Lender. Borrower executes this authorization for confession of judgment KNOWINGLY, UNDERSTANDINGLY AND VOLUNTARILY. Borrower waives the requirement for any further explanation of Borrower's rights.

                        (d) Lender may enter into possession of the Mortgaged Premises, and, in addition to its other rights and remedies, exercise the general rights of a Lender in possession, with or without legal action, and by force if necessary, collect all rentals therefrom and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Premises, or on account and in reduction of the principal or interest hereby secured, in such order and amounts as Lender, in Lender's sole discretion, may elect; and for said purpose, Borrower hereby assigns to Lender all rentals due and to become due under any lease or leases of the Mortgaged Premises, whether now existing or hereafter created, as well as all rights and remedies provided in such lease or leases for the collection of said rents; and Borrower hereby authorizes and empowers any attorney or attorneys of any Court of the Commonwealth of Pennsylvania or elsewhere to appear for Borrower and as attorney for Borrower to sign an agreement for entering an amicable action of ejectment for possession of the Mortgaged Premises, and to confess judgment therein against Borrower and all others claiming under or through Borrower, in favor of Lender, whereupon a writ of possession may immediately issue for the possession of the Mortgaged Premises, without any prior writ or proceeding whatsoever; and for so doing, this Mortgage or a copy hereof verified by affidavit shall be a sufficient warrant. Lender may bring such amicable action in ejectment before or after the institution of foreclosure proceedings upon this Mortgage, or after judgment thereon or on the Note, or after a Sheriff's or any Judicial Sale of the Mortgaged Premises. If for any reason after such action has been commenced it shall be discontinued, or possession of the Mortgaged Property shall remain in or be restored to Borrower, Lender shall have the right for the same default or any subsequent default to bring one or more further amicable actions as above provided to recover possession of the Mortgaged Premises. Lender may bring an amicable action in ejectment and confess judgment therein before or after the institution of proceedings to foreclose this Mortgage or to enforce the Note, or after entry of

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judgment therein or on the Note, or after a Sheriff's Sale of the Mortgaged
Property in which Lender is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for obtaining possession and confessing judgment therein is an essential part of the remedies for enforcement of the Mortgage and the Note, and shall survive any execution sale to Lender.

                        (e) The remedies of Lender as provided herein, or in said Note, and all warrants herein and in said Note contained, and all remedies provided in the Loan Agreement and any and all other remedies otherwise provided by law shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and such warrants shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

                        (f) In the event Borrower should fail to pay any tax, claim, lien or encumbrance which shall be or become prior in lien to this Mortgage, or to pay any insurance premium for insurance required under this Mortgage, or to keep the Mortgaged Premises in repair, or commits or permits waste, then Lender, at its option, may pay said claim, lien, encumbrance, tax assessment or premium with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any action or proceeding with respect to any of the foregoing and retain counsel therein1 and take such action therein as Lender deems advisable, and for any of said purposes Lender may advance such sums of money as it deems necessary. All such sums advanced shall be added to and become a part of the Entire Indebtedness secured hereby, and repayment thereof, with interest thereon at the interest rates set forth in the Note from the dates of the respective expenditures, may be enforced by Lender against Borrower at any time.

                        (g) Lender shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Borrower under the terms of this Mortgage, as they become due, without regard to whether or not the Principal Sum or any other sums secured by the Note and this Mortgage shall be due, and without prejudice to the right of Lender thereafter to bring an action of Mortgage foreclosure, or any other action, for any default by Borrower existing at the time the earlier action was commenced.

                        (h) Any real estate sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Note or this Mortgage, or pursuant to any other judicial proceedings under the Mortgage, may be sold in one parcel, as an entirety, or in such parcels and in such manner or order as Lender, in its sole discretion, may elect.


         8. WAIVERS -

                        (a) Borrower hereby waives and releases (1) all errors, defects and imperfections in any proceeding instituted by Lender under this Mortgage; (2) all benefit that might accrue to Borrower by virtue of any present or future laws exempting the Mortgaged

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Premises, or any part of the proceeds arising from any sale thereof, from attachment; levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and
(3) all notices not otherwise herein specifically required Borrower's default or of Lender's exercise, or election to exercise, any option under this Mortgage.

                        (b) Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Lender and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.


          9. SECURITY AGREEMENT - This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in the machinery and equipment essential to the operation of the building owned by Borrower included in the Mortgaged Property. Borrower shall execute, deliver, file and refile any financing statements or other security agreements Lender may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Borrower hereby irrevocably appoints Lender attorney-in-fact for Borrower to execute, deliver and file such instruments for and on behalf of Borrower.


         10. DECLARATION OF NO SET-OFF - Within one week after requested to do so by Lender, Borrower shall certify to Lender or to any proposed assignee of this Mortgage, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and whether there are any set-offs or defenses against it.


         11. REQUIRED NOTICES - Borrower shall notify Lender promptly of the occurrence of any of the following:

                        (a) A fire or other casualty causing damage to the Mortgaged Premises;

                        (b) Receipt of notice of condemnation of Mortgaged Premises;

                        (c) Receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Premises;

                        (d) Substantial change in the occupancy of the Mortgaged Premises;

                        (e) Threat or commencement of any litigation affecting the Mortgaged Premises.

         12. CONDEMNATION - In the event of any condemnation or taking of any part of the Mortgaged Premises by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Premises by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damages sustained) shall be applicable first to payment of the indebtedness secured hereby. No settlement for the damages sustained shall be made by Borrower without Lender's prior written approval. Borrower shall continue to pay the installments of principal, interest and other charges until payment of the proceeds shall have been received by the Lender. All the proceeds shall be applied in the order and in the amounts that Lender, in Lender's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest or any sums secured by this Mortgage, or toward payment to the Borrower, on such terms as the Lender may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Premises. Nothing in this Mortgage shall limit rights otherwise available at law to Lender, including, but not limited to, rights to intervene as a party to any condemnation proceeding.


         13. RESTRICTIONS ON TRANSFER - Without the prior written consent of Lender, Borrower will not sell or transfer, or permit or suffer to be sold or transferred, voluntarily or by operation of law (other than by death or by execution on the Note) all or any of its interest in the Mortgaged Premises, nor permit issuance or transfer of stock in Borrower if Borrower is a corporation, nor permit any creation or transfer of partnership interests if Borrower is a partnership. Any consent of Lender to a sale or transfer of all or part of the interests of Borrower in the Mortgaged Premises or an issuance or transfer of stock or of any other interests in Borrower shall pertain to the referenced sale, transfer or issuance only and shall not constitute, or obligate Lender to approve, any further sale, transfer or issuance or relieve any person of any liability hereunder or under the Note. Any violation of or failure to comply with the provisions of this section shall constitute an immediate Event of Default hereunder and under the Note.


         14. RIGHTS AND REMEDIES CUMULATIVE -

                        (a) The rights and remedies of Lender as provided in the Note, in this Mortgage and in the warrants contained in both, shall be cumulative and concurrent, may be pursued separately, successively or together against Borrower or against the Mortgaged Property, or both, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                        (b) Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Mortgage or of the Note shall not be deemed to be a waiver of any of the terms or provisions of the Mortgage and Note, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

                        (c) Lender may release, regardless of consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

                        (d) For payment of the indebtedness secured hereby, Lender may resort to any other security therefor held by Lender in such order and manner as Lender may elect.


         15. AMENDMENT - This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.


         16. APPLICABLE LAW - This Mortgage shall be governed by and construed according to the law of the Commonwealth of Pennsylvania.


         17. CONSTRUCTION - Whenever used in this Mortgage, unless the context clearly indicated a contrary intent:

                        (a) The word, "Borrower" shall mean the person who executes this Mortgage and any subsequent owner of the Mortgaged Property and his respective heirs, executors, administrators, successors and assigns;

                        (b) The word "Lender" shall mean the person specifically named herein as "Lender" or any subsequent holder of this Mortgage;

                        (c) The word "person" shall mean individual, corporation, partnership or unincorporated association;

                        (d) The use of any gender shall include all genders;

                        (e) The singular number shall include the plural and the plural the singular as the context may require.


         18. CAPTIONS - The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, constitution or effect.


         19. NOTICES - All communications or notices to be given by either party to the other hereunder shall be sent certified mail addressed to the Lender, CORESTATES BANK, N.A., 4259 West Swamp Road, Doylestown, Pennsylvania 18901, or to such other address as the

Lender may specify in a written notice to the Borrower, and to the Borrower, 125 Titus Avenue, Warrington, Pennsylvania, l8976, or to such other address as the Borrower may specify in a written notice approved and accepted by Lender.


         20. CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS MORTGAGE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE LENDER MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY.

         21. WAIVER OF JURY TRIAL - THE UNDERSIGNED PARTY HEREBY WAIVES, AND LENDER BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS MORTGAGE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO, ACCEPT OR RELY UPON THIS MORTGAGE.

           EXECUTED by Borrower under seal the day and year first above written.


                                         NUCLEAR RESEARCH CORPORATION


                                 By:             /s/ Earl M. Pollock
                                                 -----------------------  (SEAL)
                                         Name:   Earl M. Pollock
                                         Title:  President




COMMONWEALTH OF PENNSYLVANIA                                  :
                                                              :        ss.
COUNTY OF BUCKS                                               :


           On January 14, 1997, before me, the undersigned officer, personally appeared Earl M. Pollock, who acknowledged himself to be the President of Nuclear Research Corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself as such officer.

           IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                      /s/ Jeanette M. Hannay-Janowski
                                      --------------------------------    (SEAL)
                                      Notary Public
                                      [Notarial Seal]

                               * * * * * * * * * *

I hereby certify that the principal office and complete post office address of the within-named Lender and person entitled to interest on this Mortgage is 4259 West Swamp Road, Doylestown, Pennsylvania 18901.


                                      /s/ Edward F. Mulligan
                                      --------------------------------
                                      Edward F. Mulligan

                                   EXHIBIT "A"

                  ALL THAT CERTAIN tract of land as shown on a plan of survey for Nuclear Research Corporation as made by Surveying Services, Inc., 71 Ashland Street, Doylestown, Pennsylvania, situate in Warrington Township, Bucks County, Pennsylvania, bounded and described, as follows:

                  BEGINNING at a point, a hub set, on the Southeasterly side of Titus Road, said point being located eight hundred seventy-four and thirty-five hundredths feet (874.35 ft.) Northeasterly from the centerline of County Line Road and a corner of lands now or formerly of the Telford Industrial Development Authority; (l) thence along the Southeasterly side of Titus Road North thirty-seven degrees twenty-five minutes East two hundred forty-three and seventeen hundredths feet (N. 37 deg. 25 min. E. 243.17 ft.) to a hub set, a corner of lands now or formerly of the Crane Company; (2) thence along lands of the Crane Company South fifty-two degrees eighteen minutes East five hundred thirty-five and seventeen hundredths feet (S. 52 deg. 18 min. E. 535.17 ft.) to a concrete monument found, a corner of lands of the Crane Company, land now or formerly of Joseph H. and Mary Penrose and lands now or formerly of Joseph LaRocca; (3) thence along lands of LaRocca South thirty-seven degrees twenty-five minutes West two hundred forty three and seventeen hundredths feet (S. 37 deg. 25 min. W. 243.17 ft.) to an iron pin found, a corner of lands of LaRocca, and other lands now or formerly of the Crane Company; (4) thence along lands of the Crane Company and lands now or formerly of the Telford Industrial Development Authority North fifty-two degrees eighteen minutes West five hundred thirty-five and seventeen hundredths feet (N. 52 deg. 18 min. W. 535.17 ft.) to the first mentioned point and place of BEGINNING.

                  CONTAINING two and nine hundred eighty-eight thousandths acres (2.988 ac.).

                  BEING THE SAME PREMISES which the Bucks County Industrial Development Authority, a body corporate and politic organized and existing under the laws of the Commonwealth of Pennsylvania, by Deed dated August 7, 1990 and recorded December 16, 1992 in the Office for the Recorder of Deeds of Bucks County at Land Record Book 585 Page 1993, granted and conveyed unto Nuclear Research Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania.

                  BEING TAX PARCEL NO. 50-31-28-13.